Exhibit 99.4

[LOGO]

Tim Skidmore Chief Financial Officer 2

“CONFRONT THE BRUTAL FACTS” 9 “Good To Great”, Jim Collins

[LOGO]

2018 Priorities: Strengthen and Grow Strengthen Relationships Sharpen Operational Excellence RESTORE Financial Flexibility

IMPROVED WORKING CAPITAL OPTIMIZED PORTFOLIO PRIORITIZED CAPITAL EXPENDITURES OPTIMIZED DEBT $512 MILLION HELD EXPENSES FLAT IMPROVED DEBT TO CASH FLOW 23

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Net Sales ($ in billions)

Net Income ($ in millions)

Base Business Pre-tax Earnings ($ in millions)

ENERGY 29 Fiscal Year-to-Date Sept 1 – Aug. 31 (in $ millions) Energy Ag Nitrogen Production Corporate and Other Income before income taxes Income tax expense (benefit) Net Income (loss) Net Income attributable to non-controlling interest Net Income (loss) attributable to CHS Inc. (As restated) 2018 2017 $ 452.1 74.3 38.8 106.0 671.2 (104.1) $ 775.3 (0.6) $ 775.9 $ 61.1 (270.1) 29.8 69.1 (110.1) (181.1) $ 71.0 (0.6) $ 71.6 CHS Earnings for Fiscal 2018

AG 30 CHS Earnings for Fiscal 2018 Fiscal Year-to-Date Sept 1 – Aug. 31 (in $ millions) Energy Ag Nitrogen Production Corporate and Other Income before income taxes Income tax expense (benefit) Net Income (loss) Net Income attributable to non-controlling interest Net Income (loss) attributable to CHS Inc. (As restated) 2018 2017 $ 452.1 74.3 38.8 106.0 671.2 (104.1) $ 775.3 (0.6) $ 775.9 $ 61.1 (270.1) 29.8 69.1 (110.1) (181.1) $ 71.0 (0.6) $ 71.6

NITROGEN PRODUCTION 31 CHS Earnings for Fiscal 2018 Fiscal Year-to-Date Sept 1 – Aug. 31 (in $ millions) Energy Ag Nitrogen Production Corporate and Other Income before income taxes Income tax expense (benefit) Net Income (loss) Net Income attributable to non-controlling interest Net Income (loss) attributable to CHS Inc. (As restated) 2018 2017 $ 452.1 74.3 38.8 106.0 671.2 (104.1) $ 775.3 (0.6) $ 775.9 $ 61.1 (270.1) 29.8 69.1 (110.1) (181.1) $ 71.0 (0.6) $ 71.6

CORPORATE AND OTHER 32 CHS Earnings for Fiscal 2018 Fiscal Year-to-Date Sept 1 – Aug. 31 (in $ millions) Energy Ag Nitrogen Production Corporate and Other Income before income taxes Income tax expense (benefit) Net Income (loss) Net Income attributable to non-controlling interest Net Income (loss) attributable to CHS Inc. (As restated) 2018 2017 $ 452.1 74.3 38.8 106.0 671.2 (104.1) $ 775.3 (0.6) $ 775.9 $ 61.1 (270.1) 29.8 69.1 (110.1) (181.1) $ 71.0 (0.6) $ 71.6

CHS Earnings for Fiscal 2018 Fiscal Year-to-Date Sept 1 – Aug. 31 (in $ millions) Energy Ag Nitrogen Production Corporate and Other Income before income taxes Income tax expense (benefit) Net Income (loss) Net Income attributable to non-controlling interest Net Income (loss) attributable to CHS Inc. (As restated) 2018 2017 $ 452.1 74.3 38.8 106.0 671.2 (104.1) $ 775.3 (0.6) $ 775.9 $ 61.1 (270.1) 29.8 69.1 (110.1) (181.1) $ 71.0 (0.6) $ 71.6

$150 Million CASH $75 Million Patronage 10% to Unallocated Reserve $75 Million Equity

PATRONAGE RATES 36 Bushels spring wheat soybeans corn none none none Gallons refined fuels premium diesel 1.7¢ 2.1¢ Cash 9.2¢ 11.6¢ Total bulk fertilizer specialty $1.53 Tons $2.86 Cash $8.58 Total $16.01 This Bushels copy is out

$75 Million EQUITY REDEMPTIONS 37

$75 Million Equity Redemptions 38 $35 Million Individuals $40 Million Associations Fiscal 2018 Age 70 Retirements Fiscal 2019 Estates & Age 70 Retirements Fiscal 2006 Earned Qualified Equity Fiscal 2017 Non-qualified Equity

39 $150 Million DPAD

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[LOGO]

WHAT’S AHEAD? 42

[LOGO]

FOCUSED 48 We are a cooperative, we are here to serve our owners

REALISTS 49 We have work to do, but CHS is here for the long haul

FINANCIAL FLEXIBLITY 50 We met our goals We have momentum We intend to sustain it

[LOGO]

FOCUSED

2018 CHS ANNUAL MEETING

FOCUSED

2018 CHS ANNUAL MEETING

Tim Skidmore

Chief Financial Officer



CHS

FOCUSED


Income Taxes




ONE MILLION COPIES SOLD
Why Some Companies
Make the Leap...
and Others Don't
GOOD TO
GREAT
JIM COLLINS
Coauthor of the bestselling
BUILT TO LAST


BUILDUP
BREAKTHROUGH!
Level 5 Leadership
First Who... Then What
Confront the Brutal Facts
Hedgehog Concept
Culture of Discipline
Technology Accelerators
FLYWHEEL
Level 5 Leadership. We were surprised, shocked really, to discover the type of leadership required for turning a good


Level 5 Executive
Builds enduring greatness through a paradoxical blend of personal humility and professional will.
Effective Leader
Catalyzes commitment to and vigorous pursuit of a clear and compelling vision, stimulating higher performance standards.
Competent Manager
Organizes people and resources toward the effective and efficient pursuit of pre-determined objectives.
Contributing Team Member
Contributes individual capabilities to the achievement of group objectives and works effectively with others in a group setting.
Highly Capable Individual
Makes productive contributions through talent, knowledge, skills, and good work habits.
Level 5 Hierarchy


#1 BESTSELLER
ONE MILLION COPIES SOLD
Why Some Companies Make the Leap... and Others Don't
GOOD TO
GREAT
JIM COLLINS
Coauthor of the bestselling
BUILT TO LAST


Good to Great
Jim Collins
(prequel to Built to Last)
Get involved in something you care so much about you want to make it the greatest it can possibly be… not for personal accolades… because it can be done. (p 206)
DISCIPLINED PEOPLE
DISCIPLINED THOUGHT
DISCIPLINED ACTION
level 5 leadership
personal humility, professional will, ambition for
first who then what
Get the right people on the bus, the wrong people off of the bus and the right
confront brutal facts and never lose faith
(p 86, 88)
Find your hedgehog concept
what you do best in the world and what you are deeply passionate about and what drives your
acquisitions & technology
accelerators of flywheel momentum (p 162)

“CONFRONT THE BRUTAL FACTS”

“Good To Great”, Jim Collins




BUTLER
CENEX









CHS

FOCUSED






RESTORING FINANCIAL FLEXIBILITY
Expense Management
Working Capital and Liquidity
Capital Spending
Equity Management

2018 Priorities: Strengthen and Grow

STRENGTHEN RELATIONSHIPS

SHARPEN OPERATIONAL EXCELLENCE

RESTORE FINANCIAL FLEXIBILITY






TLE5208

CHS

FOCUSED



OPTIMIZED DEBT
$512 MILLION

IMPROVED
DEBT TO
CASH FLOW

HELD
EXPENSES FLAT

IMPROVED
WORKING
CAPITAL

PRIORITIZED
CAPITAL
EXPENDITURES

OPTIMIZED
PORTFOLIO





CHS

FOCUSED

Net Sales
($ in billions)


50
40
30
20
10
0
2014
2015
2016
2017
2018

Net Income
($ in millions)



1250
1000
750
500
250
0
2014
2015
2016
2017
2018

CHS

FOCUSED

Base Business FY18 vs FY17

Full Year ($ in Millions)	FY18			FY17			Base
	As Reported	Specific Events	Base Business	As Reported	Specific Events	Base Business	vs PY Base
Pre-Tax Income	$ 671.2	$ 164.6	$ 506.6	$ (110.1)	$ (458.7)	$ 348.6	$ 158.1
Income Taxes	104.1	145.8	(41.7)	181.1	223.0	(41.9)	0.2
Net Income	$ 775.3	$ 310.4	$ 464.9	$ 71.0	$ (235.6)	$ 306.7	$ 158.2

CHS Earnings for Fiscal 2018

ENERGY

Fiscal Year-to-Date Sept 1 – Aug. 31 (in $ millions)	2018	(As restated) 2017
Energy	**$ 452.1**	**$ 61.1**
Ag	74.3	(270.1)
Nitrogen Production	38.8	29.8
Corporate and Other	106.0	69.1
Income before income taxes	671.2	(110.1)
Income tax expense (benefit)	(104.1)	(181.1)
Net Income (loss)	$ 775.3	$ 71.0
Net Income attributable to non-controlling interest	(0.6)	(0.6)
Net Income (loss) attributable to CHS Inc.	$ 775.9	$ 71.6

CHS Earnings for Fiscal 2018

AG

Fiscal Year-to-Date Sept 1 – Aug. 31 (in $ millions)	2018	(As restated) 2017
Energy	$ 452.1	$ 61.1
Ag	**74.3**	**(270.1)**
Nitrogen Production	38.8	29.8
Corporate and Other	106.0	69.1
Income before income taxes	671.2	(110.1)
Income tax expense (benefit)	(104.1)	(181.1)
Net Income (loss)	$ 775.3	$ 71.0
Net Income attributable to non-controlling interest	(0.6)	(0.6)
Net Income (loss) attributable to CHS Inc.	$ 775.9	$ 71.6

CHS Earnings for Fiscal 2018

N

NITROGEN PRODUCTION

Fiscal Year-to-Date Sept 1 – Aug. 31 (in $ millions)	2018	(As restated) 2017
Energy	$ 452.1	$ 61.1
Ag	74.3	(270.1)
Nitrogen Production	**38.8**	**29.8**
Corporate and Other	106.0	69.1
Income before income taxes	671.2	(110.1)
Income tax expense (benefit)	(104.1)	(181.1)
Net Income (loss)	$ 775.3	$ 71.0
Net Income attributable to non-controlling interest	(0.6)	(0.6)
Net Income (loss) attributable to CHS Inc.	$ 775.9	$ 71.6

CORPORATE AND OTHER

CHS Earnings for Fiscal 2018

Fiscal Year-to-Date Sept 1 – Aug. 31 (in $ millions)	2018	(As restated) 2017
Energy	$ 452.1	$ 61.1
Ag	74.3	(270.1)
Nitrogen Production	38.8	29.8
Corporate and Other	**106.0**	**69.1**
Income before income taxes	671.2	(110.1)
Income tax expense (benefit)	(104.1)	(181.1)
Net Income (loss)	$ 775.3	$ 71.0
Net Income attributable to non-controlling interest	(0.6)	(0.6)
Net Income (loss) attributable to CHS Inc.	$ 775.9	$ 71.6

CHS Earnings for Fiscal 2018

Fiscal Year-to-Date Sept 1 – Aug. 31 (in $ millions)	2018	(As restated) 2017
Energy	$ 452.1	$ 61.1
Ag	74.3	(270.1)
Nitrogen Production	38.8	29.8
Corporate and Other	106.0	69.1
Income before income taxes	671.2	(110.1)
Income tax expense (benefit)	(104.1)	(181.1)
Net Income (loss)	$ 775.3	$ 71.0
Net Income attributable to non-controlling interest	(0.6)	(0.6)
Net Income (loss) attributable to CHS Inc.	$ 775.9	$ 71.6









$150 Million
CASH

$75 Million Patronage

$75 Million Equity

10% to Unallocated Reserve

PATRONAGE RATES

Gallons	Cash	Total
refined fuels	1.7¢	9.2¢
premium diesel	2.1¢	11.6¢

Tons	Cash	Total
bulk fertilizer	$1.53	$8.58
specialty	$2.86	$16.01

CHS



$75 Million
EQUITY REDEMPTIONS

$75 Million Equity Redemptions

$35 Million Individuals

- Fiscal 2018 Age 70 Retirements
- Fiscal 2019 Estates & Age 70 Retirements

$40 Million Associations

- Fiscal 2006 Earned Qualified Equity
- Fiscal 2017 Non-qualified Equity

$150 Million

DPAD



CHS

FOCUSED



CHS

FOCUSED


WHAT’S AHEAD?

FOCUSED



CHS

FOCUSED






BNSF



FOCUSED

We are
a cooperative,
we are here to serve
our owners

REALISTS

We have work to do, but CHS is here for the long haul

CHS

FINANCIAL FLEXIBLITY

We met our goals
We have momentum
We intend to sustain it


GREAT
GOOD TO
JIM COLLINS
Coauthor of the